Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of MSB Financial Corp. (the "Company") on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gary T. Jolliffe, President and Chief Executive Officer, and Jeffrey E. Smith, Vice President and Chief Financial Officer, certify. pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gary T. Jolliffe                          /s/ Jeffrey E. Smith
-------------------------------------         ----------------------------------
Gary T. Jolliffe                              Jeffrey E. Smith
President and Chief Executive Officer         Vice President and Chief Financial
                                              Officer


Date: December 27, 2006                       Date:  December 27, 2006